Exhibit 10(i)

                                ESCROW AGREEMENT


          THIS ESCROW AGREEMENT (this "Agreement"), dated as of the 12th day of September, 1995, among Walter Industries, Inc., a Delaware corporation (the "Company"), each of the Stockholders (as defined below) and Harris Trust and Savings Bank, as Escrow Agent (in such capacity, the "Escrow Agent").


                              W I T N E S S E T H:


          WHEREAS, the Company emerged from bankruptcy on March 17, 1995 (the "Effective Date") pursuant to its Amended Joint Plan of Reorganization dated as of December 9, 1994, as modified on March 1, 1995 (as so modified, the "Plan of Reorganization"); and

          WHEREAS, the Internal Revenue Service (the "IRS") has certain unresolved claims against the Company (as more fully defined in the Plan of Reorganization, the "Federal Income Tax Claims") which arose prior to the Effective Date; and

          WHEREAS, the Plan of Reorganization required the Company to pay a settlement for the benefit of certain claimants against the Company in satisfaction, discharge and release of their claims; and

          WHEREAS, the Tax Oversight Committee of the Board of Directors (the "Tax Oversight Committee") of the Company shall determine when the benefits of the deduction for the settlement payment have been realized, subject to an arbitration provision (as more fully defined in the Plan of Reorganization (as "Veil Piercing Settlement Tax Savings Amounts"), the "Tax Savings Amounts") pursuant to the terms of the Plan of Reorganization; and

          WHEREAS, pursuant to the Plan of Reorganization, the Company is required to issue and deliver into escrow for the pro rata benefit of certain stockholders (the "Stockholders" and individually, a "Stockholder") in the amounts listed on Schedule 1 hereto certificates representing the Company's common stock, par value $.01 per share (the "Common Stock"); and

          WHEREAS, the Common Stock or a portion thereof will either be released from escrow and distributed to the Stockholders (or, in the case of Ineligible Released Stock (as defined in Section 2.4), the Company) or returned to the Company and cancelled depending on the extent to which the Company is successful in resolving the Federal Income Tax Claims and the Tax Savings Amounts; and

          NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and in order to define








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the duties and responsibilities of the Escrow Agent, the parties hereto agree as follows:


          SECTION 1.  Establishment of Escrow Account.
                      -------------------------------

          1.1.  Delivery to Escrow Agent.  Simultaneously with the execution and
                ------------------------
delivery of this Agreement, the Company is delivering to the Escrow Agent a stock certificate representing 3,880,140 shares of Common Stock, having an aggregate value (based on a specified value per share of $22.86) of $88.7 million (the "Escrowed Stock", which term may include other property, as hereinafter provided; the Escrowed Stock is sometimes referred to herein as the "Escrowed Property"). The Escrow Agent hereby acknowledges receipt of the Escrowed Stock from the Company for the accounts of the Stockholders.

          1.2.  Escrow Account.  The Escrow Agent shall establish on its books
                --------------
an account (the "Escrow Account") in which the Escrow Agent shall hold the shares of Escrowed Stock for the accounts of the Stockholders. The percentage (to the one-one hundred thousandth of a share) of the total number of shares of Escrowed Stock deposited by the Company with the Escrow Agent for the benefit of each Stockholder is set forth on Schedule 1 hereto. The Stockholders and the Company agree to furnish such information as the Escrow Agent may from time to time reasonably request in connection with the Escrow Account.

          1.3.  Confirmations.  Upon receipt by the Escrow Agent of any
                -------------
certificates representing shares of Escrowed Stock pursuant to this Escrow Agreement, whether pursuant to Section 1.1 or otherwise, the Company shall send to each Eligible Stockholder a notice substantially in the form of Annex 1 hereto (a "Confirmation") setting forth the number of shares of Escrowed Stock held by the Escrow Agent for the account of such Stockholder.

          1.4.  Property to be Held in Trust.  All property held from time to
                ----------------------------
time hereunder shall be held by the Escrow Agent in trust for the benefit of the respective Stockholders, on the terms and subject to the conditions of this Agreement.

          1.5.  Escrow Agent's Lien.  The Company and the Stockholders hereby
                -------------------
grant to the Escrow Agent a lien on the Escrowed Property such that, in the event that any and all charges payable under Section 4.3 shall not be timely paid by the Company, the Escrow Agent shall have the right to pay itself from the Escrowed Property the full amount owed, provided that written notice of the Escrow Agent's intent to proceed under this Section 1.5 be given to the Company and the Stockholders at least five business days in advance of such action. The Company hereby agrees that if the Escrow Agent pays itself from the Escrowed Property as provided herein, the Stockholders shall be entitled

































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                                                                          3



to full restitution of the Escrowed Property from the Company and to reimbursement of all of their related out-of-pocket expenses.

          SECTION 2.  Delivery of Escrowed Stock From Escrow
                      --------------------------------------
                      Account.
                      -------

          2.1.  Conditions for Release.  The Escrowed Stock or a portion thereof
                ----------------------
may be released from escrow at any time that (A) the Federal Income Tax Claims have been determined by Final Order (as defined in the Plan of Reorganization) or (B) the Tax Oversight Committee has determined that a Tax Savings Amount is no longer subject to adjustment under the criteria set forth in the Plan of Reorganization.

          2.2.  Amount to be Released.  As soon as practicable after the Company
                ---------------------
has determined that any one of the conditions in Section 2.1 has been met (a "Satisfaction"), it shall determine the specific amounts of Escrowed Stock to be released and delivered to the Stockholders (or, in the case of Ineligible Released Stock, the Company) (collectively, the "Released Stock") and/or to be returned to the Company and cancelled (the "Cancelled Stock") pursuant to the terms of the Plan of Reorganization.

          2.3.  Procedure for Release.  The Escrow Agent shall release shares of
                ---------------------
Escrowed Stock to the Stockholders and/or the Company from the Escrow Account in accordance with the following terms and conditions:

          (a) The Company shall have delivered to the Escrow Agent within 30 days following a Satisfaction a certificate substantially in the form of Annex 2 hereto (a "Delivery Certificate"), with a copy to each Stockholder. The Delivery Certificate shall (i) certify that such Satisfaction has occurred, (ii) specify the total number of shares of Released Stock and the portion thereof which is Ineligible Released Stock, (iii) specify the total number of shares of Cancelled Stock, (iv) provide delivery instructions for the Released Stock, (v) specify the number of shares of Released Stock to be received by each Stockholder and (vi) specify the amount and form of each Stockholder's Returned Distributions, if any.

          (b) Not later than 30 days following the receipt by the Escrow Agent of the Delivery Certificate, the Escrow Agent shall deliver the Cancelled Stock and Ineligible Released Stock, if any, to the Company in accordance with the instructions set forth in the Delivery Certificate.

          (c) Within ten business days after the date on which the Escrow Agent receives the Delivery Certificate, the Escrow Agent shall re-register in the name of each Eligible Stockholder (as defined in Section 2.4) or its nominee and release to each Eligible Stockholder or its nominee such Stockholder's Released Stock, if any, in accordance with the instructions set forth in
































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                                                                          4



the Delivery Certificate. The Company shall send to each Stockholder notice of the amount and form of such Stockholder's Returned Distributions (as defined below), if any, promptly after the release of such Stockholder's shares of Released Stock.

          2.4. Ineligible Stockholders.  (a)  Notwithstanding  anything in
               -----------------------
Sections 2.1 through 2.3 to the contrary, the Escrow Agent shall not distribute any Released Stock from the Escrow Account to any Ineligible Stockholder (as defined below), but shall instead deliver the Released Stock of the Ineligible Stockholders (the "Ineligible Released Stock") to the Company to be held by the Company for the benefit of each such Ineligible Stockholder until the earlier to occur of: (x) the date on which such Ineligible Stockholder becomes an Eligible Stockholder (such Stockholder's "Eligibility Date") or (y) the date on which such Ineligible Stockholder forfeits its rights with respect to such Ineligible Released Stock pursuant to Section 4.14 of the Plan of Reorganization (the "Cutoff Date"). For the purposes of this Agreement, an "Ineligible Stockholder" shall be a Stockholder which has failed to deliver certain required documentation to the Company in accordance with Section 4.4(b) of the Plan of Reorganization ("Required Documents"), which Ineligible Stockholders as of the date hereof are designated in Schedule 1 hereto and will be specified by the Company each time it delivers a Delivery Certificate. The Escrow Agent shall be entitled and required to rely solely on the designation by the Company set forth on Schedule 1 and on each Delivery Certificate as to whom is an Eligible Stockholder or an Ineligible Stockholder). An "Eligible Stockholder" shall be a Stockholder which is not an Ineligible Stockholder.

          (b) At any time and from time to time after the date hereof, within thirty days following the tender by an Ineligible Stockholder of Required Documents to the Company, the Company shall deliver to the Escrow Agent a certificate substantially in the form of Annex 3 hereto (an "Eligibility Certificate"), with a copy to such Stockholder, stating that such Stockholder has become an Eligible Stockholder. Upon delivery of such Eligibility Certificate, such Stockholder shall become an Eligible Stockholder hereunder.

          2.5.  Allocation by Stockholders.  The Escrow Agent shall be entitled
                --------------------------
to rely conclusively on the information furnished to it pursuant to Sections 1.2, 2.3 and 2.4 hereof for all purposes in connection with carrying out its duties and obligations as Escrow Agent hereunder.

          2.6.  Termination.  This Escrow Agreement shall continue until all
                -----------
Escrowed Stock in the Escrow Account shall have been released and delivered to the Stockholders and/or the Company in accordance with the provisions of
Section 2.

          2.7.  Payments and Deliveries.  All payments and deliveries that the
                -----------------------
Escrow Agent is required to make to or on
































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                                                                          5



behalf of the Stockholders by the terms of this Agreement shall be made in the manner specified herein on the date (or as soon thereafter as practicable) on which the funds or other property in respect of which such payments are to be made become available to the Escrow Agent.

          2.8.  Cutoff Date Release.  Upon the written request of the Company on
                -------------------
or after the Cutoff Date (which request shall certify when the Cutoff Date occurred), the Escrow Agent shall release and deliver to the Company all Escrowed Property held for the account of all persons who were Ineligible Stockholders as of the Cutoff Date. From and after the Cutoff Date, all persons who were Ineligible Stockholders as of the Cutoff Date shall no longer be considered Stockholders under this Agreement.

          SECTION 3.  Concerning the Escrowed Stock.
                      -----------------------------

          3.1.  Dividends, Distributions, Mergers, Etc.  (a)  If the Company
                ---------------------------------------
shall, at any time prior to the termination of this Agreement, pay a dividend or distribution on the Escrowed Stock the Company shall pay such dividend or distribution to the Stockholders ratably according to each such Stockholder's ownership of the Escrowed Stock, except that the Company shall not pay any such amount in respect of Escrowed Stock held for the account of an Ineligible Stockholder ("Ineligible Escrowed Stock"), but instead the Company shall retain such amount for the benefit of such Stockholder until the earlier of such Stockholder's Eligibility Date or the Cutoff Date.

          (b) If the Company shall merge or consolidate with another entity in a transaction in which the holders of Escrowed Stock receive cash, securities or other property in exchange for Escrowed Stock, the Escrow Agent shall deposit such cash, securities or other property into the Escrow Account.

          (c) Notwithstanding any other provision of this Agreement, upon receipt of written notice, each Stockholder shall promptly return to the Company such Stockholder's pro rata share (as indicated on such notice) of any and all prior dividends and/or other distributions ("Returned Distributions") received by such Stockholder and attributable to Cancelled Stock.

          3.2.  Tender and Exchange Offers.  If any person shall make a tender
                --------------------------
or exchange offer for Escrowed Stock, any Eligible Stockholder may instruct the Escrow Agent to tender all or any portion of its Escrowed Stock held in the Escrow Account. Such instruction shall be effected by delivery to the Escrow Agent by such Eligible Stockholder of a certificate, in form and substance satisfactory to the Escrow Agent, providing instructions as to method and terms of tender. Such Eligible Stockholder shall be solely responsible for confirming that such instructions shall be consistent with the terms of such tender or exchange offer. Promptly upon receiving such certificate from an Eligible Stockholder, the Escrow Agent shall tender such Stockholder's
































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                                                                          6



shares of Escrowed Stock pursuant to the instructions from such Stockholder, provided, however, that the Escrow Agent shall not be required to take any
--------  -------
action until reimbursement of all its expenses in connection with such action has been assured, to its satisfaction, by such Stockholder. Any Escrowed Stock not purchased in such tender or exchange offer, whether or not tendered, shall remain in the Escrow Account. Any securities, cash or other property received pursuant to such tender or exchange offer shall be deposited in the Escrow Account.

          3.3.  Voting Rights.  (a)  All voting rights of shares of Escrowed
                -------------
Stock held by the Escrow Agent for the benefit of Eligible Stockholders shall be vested in such Eligible Stockholders until this Agreement terminates as provided in Section 2, and such Eligible Stockholders shall be entitled to vote such shares of Escrowed Stock. Ineligible Escrowed Stock shall not be voted.

          (b) The Company shall send to each Eligible Stockholder copies of any proxy statement, form of proxy or similar solicitation materials sent by the Company to holders of Common Stock generally in respect of the shares of Escrowed Stock held by the Escrow Agent for such Stockholder.

          3.4.  Scope of Definition of Escrowed Stock.  When used in the
                -------------------------------------
Agreement, unless the context otherwise requires or this Agreement otherwise expressly provides, the term "Escrowed Stock" shall also include all securities and other property received in respect of or in exchange for Escrowed Stock and held from time to time in the Escrow Account, other than any dividends or distributions which any Stockholder has a current right to have delivered to it or him from the Escrow Account.

          3.5.  Company Cooperation.  The Company will cooperate, and cause its
                -------------------
transfer agent and registrar to cooperate, in the prompt registration, registration of transfer and delivery of such certificates for shares of Escrowed Stock as shall be necessary to allow the Escrow Agent to make all tenders and deliveries required by this Agreement to be made by it.

          SECTION 4.  Concerning the Escrow Agent.
                      ---------------------------

          4.1.  Rights and Duties of Escrow Agent. (a) The Escrow Agent shall
                ---------------------------------
exercise the same degree of care toward the Escrowed Property as it exercises toward its own similar property and shall not be held to any higher standard of care under this Agreement.

          (b) The Escrow Agent undertakes to perform only such duties as are expressly set forth in this Agreement, and no implied covenants or obligations shall be inferred from this Agreement against the Escrow Agent, nor shall the Escrow Agent be bound by the provisions of any agreement among the Company and the Stockholders beyond the specific terms hereof.
































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                                                                          7



          (c) The Escrow Agent shall not be under any obligation to take any action under this Agreement which may tend to involve it in any expense or liability the payment of which within a reasonable time is not, in its reasonable opinion, assured to it.

          (d) Specifically and without limiting the foregoing, the Escrow Agent shall in no event have any liability in connection with its investment or reinvestment, in good faith and in accordance with the terms hereof, of any Escrowed Property held by it hereunder, including without limitation, any liability from losses, fees or taxes or for any delay not resulting from gross negligence or willful misconduct in such investment or reinvestment, or for any loss of income incident to any such delay.

          (e) In the event of any dispute between or conflicting claims by or among the Company and the Stockholders and/or any other person or entity with respect to any funds or property deposited hereunder, the Escrow Agent shall be entitled, at its sole option, to refuse to comply with any and all claims, demands or instructions with respect to such property or funds so long as such dispute or conflict shall continue, and the Escrow Agent shall not be or become liable in any way to the Company or the Stockholders for its failure or refusal to comply with such conflicting claims, demands or instructions, until either
(x) such conflicting or adverse claims or demands shall have been finally determined by arbitration or in a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Escrow Agent or (y) the Escrow Agent shall have received security or an indemnity satisfactory to the Escrow Agent sufficient to save the Escrow Agent harmless from and against any and all loss, liability or expense which the Escrow Agent may incur by reason of its acting. The Escrow Agent may in addition elect in its sole option to commence an interpleader action or seek other judicial relief or orders as the Escrow Agent may deem necessary, and the Escrow Agent shall be reimbursed by the Company for its out-of-pocket costs and expenses in connection with any such action.

          (f) The Escrow Agent makes no representation as to the validity, value, genuineness or collectability of any security or other document or instrument held by or delivered to it.

          (g) The Escrow Agent shall not be called upon to advise any party as to selling or retaining, or taking or refraining from taking any action with respect to, any securities or other property deposited hereunder.

          (h) In no event shall Escrow Agent be liable (i) for acting in accordance with instructions from the Company or Stockholders or any agent of the Company or Stockholders, (ii) for special or consequential damages or (iii) for the acts or

































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                                                                          8



omissions of its nominees, correspondents, designees, subagents or sub-custodians.

          4.2.  Investment of Escrowed Property.  Any part of the Escrowed
                -------------------------------
Property which is from time to time held in cash shall be invested or reinvested by the Escrow Agent pursuant to written instructions from the Company (and the Company shall pay the Escrow Agent a mutually satisfactory addditional fee if it wishes to deliver such instructions more than once in any week), for the account and risk of Stockholders, in any one or more of the following investments (the "Qualified Investments"):

          (a) direct obligations of the United States of America, or obligations the principal of and interest on which are unconditionally guaranteed by the United States of America, having, in either case, a remaining term of not more than 1 year, or

          (b) repurchase agreements with a bank (other than the Escrow Agent) having a combined capital and surplus of at least $1 billion involving securities of the kind listed in (a) above, or

          (c) commercial paper obligations receiving the highest rating from either Moody's Investor Services, Inc. or Standard & Poor's Corporation and having a remaining maturity of not more than 90 days.

          The Escrow Agent shall be, and hereby is, fully empowered to sell any Qualified Investment purchased by it pursuant to this Section in order to provide cash to make any payment required or permitted to be made hereunder by the Escrow Agent. No party to this Agreement will assume any liability whatsoever to any other party for such investment or reinvestment decision or the results thereof. The Escrow Agent will hold any Qualified Investment purchased by it hereunder without any responsibility other than for the safekeeping thereof. Any interest earned on the funds in the Escrow Account from and including December 1 of the prior calendar year up to and including November 30 of the current calendar year shall be disbursed to the Eligible Stockholders ratably according to each such Stockholder's ownership of the Escrowed Stock on the last business day of each calendar year in accordance with written instructions to be delivered by the Company to the Escrow Agent, and the remainder returned to the Company to be held for the benefit of the Ineligible Stockholders ratably according to each such Stockholder's ownership of the Escrowed Stock until the earlier of such Stockholder's Eligibility Date or the Cutoff Date. The Escrow Agent shall not be liable for losses, fees, taxes or other charges in connection with such investments or reinvestments.

          4.3.  Conditions of Escrow Agent's Obligations.  The Escrow Agent
                ----------------------------------------
accepts its obligations as set forth in this

































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                                                                          9



Agreement upon the terms and conditions hereof, including the following, to all of which the Company and the Stockholders agree:

          (a)  Compensation and Indemnification by the Company.  The Company
               -----------------------------------------------
agrees to pay promptly to the Escrow Agent such compensation to be agreed upon from time to time in writing with the Company for all services rendered by the Escrow Agent and to reimburse the Escrow Agent for reasonable out-of-pocket expenses (including the reasonable expenses and disbursements of its counsel) incurred by the Escrow Agent in connection with the services rendered hereunder by the Escrow Agent. The Company also agrees to indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability or expense incurred, arising out of or in connection with its acting as Escrow Agent hereunder, as well as the costs and expenses of defending against any claim of loss, liability or expense; provided, however, that the Company shall not be liable for any
            --------  -------
loss, liability or expense incurred on account of gross negligence, bad faith or wilful misconduct on the part of the Escrow Agent. Promptly after receipt by the Escrow Agent of notice of any claim or the commencement of any action, the Escrow Agent shall, if a claim in respect thereof is to be made against the Company pursuant to this Section 4.3(a), notify the Company in writing of the claim or the commencement of that action; provided, however, that the failure to
                                          --------  -------
notify the Company shall not relieve it from any liability which it may have to the Escrow Agent otherwise than pursuant to this Section 4.3(a). If any such claim or action shall be brought against the Escrow Agent, the Company shall be entitled to participate in the defense thereof. The Company shall not be liable for the costs and expenses of any settlement of such claim or action unless such settlement was effected with the consent of the Company, which consent shall not be unreasonably withheld. In no event shall the Company be obligated to pay the fees and disbursements of more than one law firm acting as counsel to the Escrow Agent in the same or related proceedings in the same jurisdiction. The provisions of this Section 4.3(a) shall survive termination of this Agreement. The out-of-pocket costs and expenses of enforcing this right of indemnification also shall be paid by the Company.

          (b)  Counsel.  The Escrow Agent may consult with counsel satisfactory
               -------
to it (including, without limitation, attorneys who may be employees of the Escrow Agent), and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion of such counsel.

          (c)  Reliance on Documents.  The Escrow Agent shall be protected and
               ---------------------
shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Delivery Certificate, notice, order, judgment, instruction, direction, consent, certificate, affidavit, statement, or other


































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                                                                         10



document delivered to it in compliance with the provisions of this Agreement and shall not be required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of service thereof. The Escrow Agent may act in reliance upon an instrument comporting with the provisions of this Agreement reasonably believed by it to be genuine and to have been presented or signed by the proper parties, and the Escrow Agent shall be under no duty whatsoever to inquire into or investigate the validity, accuracy or content of any such item, and may assume that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

          (d)  Written Instructions.  At any time the Escrow Agent may request
               --------------------
in writing an instruction in writing from the Company or the Eligible Stockholders, and may at its own option include in such request the course of action it proposes to take and the date on which it proposes to act, regarding any matter arising in connection with its duties and obligations hereunder. The Escrow Agent shall not be liable for acting without the Company's or the Eligible Stockholders' consent in accordance with such a proposal on or after the date specified therein, provided that the specified date shall be at least 5 business days after the Company or the Eligible Stockholders receive the Escrow Agent's request for instructions and its proposed course of action, and provided further that, prior to so acting, the Escrow Agent has not received the written instructions requested.

          (e)  No Liability for Invalidity.  The Escrow Agent shall incur no
               ---------------------------
liability with respect to the validity of this Agreement or any document related thereto or for the validity or issuance of Escrowed Stock.

          (f)  Certain Transactions.  The Escrow Agent and its affiliates may
               --------------------
become the owner of, or acquire interests in, securities of the Company, and may engage or be interested in any financial or other transaction with the Company or any affiliate of the Company as freely as if it were not the Escrow Agent hereunder.

          4.4.  Resignation, Removal and Appointment of Successor.  (a)  The
                -------------------------------------------------
Company and the Stockholders agree that there shall at all times be an Escrow Agent hereunder until this Escrow Agreement terminates pursuant to Section 2.6 hereof.

          (b) The Escrow Agent may at any time resign as such agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that
                                                         --------  -------
such date shall not be less than 60 days after the date on which such notice is given unless the Company agrees to accept a shorter period. The Escrow Agent may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company
































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                                                                         11



and specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Company of a successor Escrow Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers and having a combined capital and surplus on the date of such appointment of at least $1 billion) and the acceptance of such appointment by such successor Escrow Agent. The obligations of the Company under Section 4.3(a) hereof shall continue to the extent set forth therein notwithstanding the resignation or removal of the Escrow Agent.

          (c) In case at any time the Escrow Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or shall file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or under any applicable federal or state bankruptcy law or similar law, or make an assignment for the benefit of its creditors, or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered for relief against it under the provisions of Title 11 of the United States Code, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy or similar law, or if any public officer shall have taken charge or control of the Escrow Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, a successor Escrow Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Escrow Agent. Upon the appointment as aforesaid of a successor Escrow Agent and acceptance by the latter of such appointment, the Escrow Agent so superseded shall cease to be Escrow Agent hereunder.

          (d) Any successor Escrow Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company and the Stockholders an instrument accepting such appointment hereunder, and thereupon such successor Escrow Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, privileges, immunities, duties and obligations of such predecessor with like effect as if originally named as Escrow Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Escrow Agent shall be entitled to receive, all Escrowed Property, monies, securities and other property on deposit with or held by such predecessor, as Escrow Agent hereunder.

          (e) Any corporation into which the Escrow Agent hereunder may be merged or converted or any corporation with


































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                                                                         12



which the Escrow Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, provided that it shall be qualified as aforesaid, shall be the successor Escrow Agent under this Escrow Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          (f) If after 60 days from the date of delivery of its written notice of intent to resign or of the Company's and Stockholders' notice of removal the Escrow Agent has not received a written designation of a successor Escrow Agent, the Escrow Agent's sole responsibility shall be in its sole discretion either to retain custody of the Escrowed Property without any obligation to invest or reinvest any such Escrowed Property until it receives such designation, or to apply to a court of competent jurisdiction (at the Company's expense) for the appointment of a successor Escrow Agent and after such appointment to have no further duties or responsibilities in connection herewith.

          SECTION 5.  Confirmations.
                      -------------

          Promptly after the receipt by the Escrow Agent of Escrowed Stock pursuant to Section 1.1 or Section 3 hereof and upon the release of any Escrowed Stock by the Escrow Agent pursuant to Section 2 hereof, the Company shall send a Confirmation setting forth the information specified therein to each Stockholder at its address set forth on Schedule 1 hereof. In the event of any difference between the information set forth in a Stockholder's Confirmation and the information set forth in the Escrow Account, the information set forth in the Escrow Account shall be deemed correct, absent manifest error. In addition, the Escrow Agent shall send at the Company's expense to each Stockholder any information, notice or document specifically requested in writing by the Company to be sent by the Escrow Agent. The Escrow Agent shall furnish to the Company upon its written request from time to time information as to the amount of Escrowed Stock in the Escrow Account.

          SECTION 6.  Arbitration.
                      -----------

          Any dispute between the Company and any Stockholders as to any matter arising under this Agreement shall be submitted to, and settled by, arbitration unless otherwise specifically agreed upon in writing, except that any matter arising under this Agreement which is governed by the Plan of Reorganization shall be governed exclusively by the Plan of Reorganization. Such arbitration shall be effected by arbitrators selected as hereinafter provided and shall be conducted in accordance with the rules, existing at the date thereof, of the American Arbitration Association. Such arbitration shall be final and binding upon the Company and any Stockholder. The dispute shall be submitted to three arbitrators, one arbitrator being selected by the Company, one arbitrator being selected by Stockholders party to the dispute whose Applicable Percentages total more than 50% of the aggregate Applicable Percentages of all Stockholders party to the dispute and the third arbitrator being selected by the two so selected by the parties or, if they cannot agree on a third, by the American Arbitration Association. If either the Company or such Stockholders, within one month after any notification made to the Company and all Stockholders of the demand for arbitration by any party, shall not have selected the arbitrator to be selected by it or them and given notice thereof by registered mail to all other parties, such arbitrator shall be selected by the American Arbitration Association. The meetings of the arbitrators shall be held in such place or places as may be agreed upon by the arbitrators. The validity, construction, performance or termination of any agreement by and between the parties submitted to arbitration shall be determined on the basis of the contractual obligations of the parties. The arbitrator shall determine his jurisdiction over persons and subject matter if such jurisdiction is challenged by one of the parties. The arbitrator shall not have authority to provide for payment to the Company in excess of the then existing balance of the Escrow Account. The award of the arbitrator shall: (a) be rendered in writing, stating the grounds on which the arbitrators base same and how the costs of arbitration shall be borne; (b) be dated and notified to the parties by registered mail, return receipt requested; (c) be carried out voluntarily and without delay and, failing this, be made enforceable through either party by entry of a judgment in a court of competent jurisdiction; and
(d) be final and not subject to appeal before any court or authority. The expenses of any party in defense of its interests in arbitration proceedings shall be borne by such party. Nothing in this Agreement shall be construed as requiring that any dispute between the Escrow Agent and any other party to this Agreement be submitted to arbitration.

          SECTION 7.  Miscellaneous.
                      -------------

          7.1.  Amendments and Waiver.  This Agreement may be amended or
                ---------------------
modified only by an instrument in writing duly executed by the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged. To the extent that, in any jurisdiction, the Company has or hereafter may acquire, or is or hereafter may be entitled to claim, for itself or its assets, immunity (sovereign or otherwise) from suit, execution, attachment (before or after judgment) or any other legal process, the Company irrevocably agrees not to claim, and hereby waives, such immunity.

          7.2.  Notices and Deliveries.  All notices, requests, demands and
                ----------------------
other communications shall be in writing and shall be deemed to have been duly given upon delivery if delivered by hand (against receipt), or as of the date of delivery shown on the receipt if mailed at a post office in the United States by registered or certified mail, postage prepaid, return receipt requested, or as of the date of acknowledgment if transmitted by cable, telegraph, telex, telecopy, or other telecommunication equipment, in any case addressed to the attention of the party listed below intended as the recipient thereof at the address of such party as set forth below, or at such other address or to the attention of such other person as such party shall have designated for such purpose in a written notice delivered in accordance with this Section:

The Company:                Walter Industries, Inc.
                            1500 North Dale Mabry Highway
                            Tampa, Florida  33607
                            Attention:  Chief Financial Officer

                            with a copy to:

                            Simpson Thacher & Bartlett
                            425 Lexington Avenue
                            New York, New York  10017
                            Attention:  Peter J. Gordon, Esq.

Escrow Agent:               Harris Trust and Savings Bank
                            311 West Monroe, 14th Floor
                            Chicago, Illinois  60606
                            Attention:  Ms. Wendy Ryter-Gimbal

Stockholders:               Their respective names and addresses as set forth on
                            Schedule 1 hereof.

          7.3.  Successors.  This Agreement and all obligations and rights
                ----------
arising hereunder shall be binding upon and inure to the benefit of any successor to the parties hereof.

          7.4.  Agreement to Survive.  The provisions of Sections 1.5 and 4.3(a)
                --------------------
hereof shall survive the termination for any reason of this Agreement.

          7.5.  Applicable Law.  THE VALIDITY, INTERPRETATION AND PERFORMANCE OF
                --------------
THIS AGREEMENT AND EACH CONFIRMATION, NOTICE OR CERTIFICATE ISSUED HEREUNDER AND OF THE RESPECTIVE TERMS AND PROVISIONS THEREOF SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. THE INVALIDITY, ILLEGALITY OR UNENFORCEABILITY OF ANY PROVISION OF THIS AGREEMENT SHALL IN NO WAY AFFECT THE VALIDITY, LEGALITY OR ENFORCEABILITY OF ANY OTHER PROVISION; AND IF ANY PROVISION IS HELD TO BE UNENFORCEABLE AS A MATTER OF LAW, THE OTHER PROVISIONS SHALL NOT BE AFFECTED THEREBY AND SHALL REMAIN IN FULL FORCE AND EFFECT.

          7.6.  Persons Having Rights Under Escrow Agreement.  Nothing in this
                --------------------------------------------
Escrow Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, the Escrow Agent and the Stockholders any right, remedy or claim under or by reason of this Agreement or of any covenants, conditions, stipulations, promises or agreements hereof, and all covenants, conditions, stipulations, promises and agreements in this Agreement shall be for the sole and exclusive benefit of the Company, the Escrow Agent and the Stockholders, and their respective successors.

          7.7.  Assignments.  The obligations of and the benefits accruing to
                -----------
the parties hereto, and the beneficial ownership of Escrowed Stock, may not be assigned.

          7.8.  Fractional Shares and Order of Deliveries.  To the extent any
                -----------------------------------------
delivery to be made from the Escrow Account would require the delivery of a fraction of a share of Escrowed Stock, the Escrow Agent shall deliver for the accounts of the respective Eligible Stockholders whole shares to the greatest extent possible by aggregating fractions of shares and, thereafter, shall deliver cash based on a specified value per share of $22.86, which cash shall be provided by the Company.

           7.9.  Headings.  The descriptive headings of the several Sections of
                 --------
this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          7.10.  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which so executed shall be deemed to be an original; all such counterparts shall together constitute but one and the same instrument.

          7.11.  Entire Agreement.  This Agreement shall constitute the entire
                 ----------------
agreement of the parties with respect to its subject matter and supersedes all prior oral or written agreements in regard thereto.

          7.12.  Rights and Remedies.  The rights and remedies conferred upon
                 -------------------
the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies.

The waiver of any right or remedy shall not preclude or inhibit the subsequent exercise of such right or remedy.

          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

                                        WALTER INDUSTRIES, INC.



                                        By: /s/ W. H. Weldon
                                            ------------------------------
                                             Name:  W.H. Weldon
                                             Title: Senior Vice President -
                                                      Finance


                                        HARRIS SAVINGS AND TRUST,
                                          as Escrow Agent



                                        By: /s/ Wendy Ryter Gimbal
                                            ------------------------------
                                             Name:  W. A. Ryter
                                             Title: Trust Officer




                                        JWC ASSOCIATES, L.P.
                                        By: KKR ASSOCIATES,
                                            its General Partner


                                            By:____________________________
                                               Name:
                                               Title:  General Partner


                                        JWC ASSOCIATES II, L.P.
                                        By: KKR ASSOCIATES,
                                            its General Partner


                                            By:____________________________
                                               Name:
                                               Title:  General Partner

                                        KKR PARTNERS II, L.P.
                                        By: KKR ASSOCIATES,
                                            its General Partner


                                            By:____________________________
                                               Name:
                                               Title:  General Partner



                                        ___________________________________
                                        GILBERTO ALEMAN



                                        ___________________________________
                                        LEO ALMERICO



                                        AMERICAN HOME ASSURANCE



                                        By:________________________________
                                           Name:
                                           Title:



                                        ATWELL & CO.



                                        By:________________________________
                                         Name:
                                           Title:



                                        AUER & CO.



                                        By:________________________________
                                           Name:
                                           Title:

                                        AWL & COMPANY



                                        By:________________________________
                                           Name:
                                           Title:



                                        ___________________________________
                                        W. KENDAL BAKER



                                        BEAR STEARNS SECURITIES CORP.



                                        By:________________________________
                                           Name:
                                           Title:



                                        ___________________________________
                                        ROCHELLE BROOKS



                                        ___________________________________
                                        SAM P. BULLARA



                                        CAEN & CO.


                                        By:________________________________
                                           Name:
                                           Title:


                                        ___________________________________
                                        WILLIAM CARR



                                        ___________________________________
                                        EARL E. CASE

                                        __________________________________
                                        ARTHUR G. COHEN



                                        COMDISCO INC.



                                        By:________________________________
                                           Name:
                                           Title:



                                        ___________________________________
                                        COLEMAN W. CORDELL



                                        ___________________________________
                                        JOE B. CORDELL, JR.



                                        CRAB & CO.



                                        By:________________________________
                                           Name:
                                           Title:




                                        DBL AMERICAS DEVELOPMENT ASSOC L.P.



                                        By:________________________________
                                           Name:
                                           Title:  General Partner



                                        ___________________________________
                                        JAMES DAHL



                                        ___________________________________
                                        THOMAS F. DARDEN

                                        DEERWAY & CO.



                                        By:________________________________
                                           Name:
                                           Title:



                                        ___________________________________
                                        JOSEPH T. DONAHUE



                                        DREXEL BURNHAM LAMBERT GROUP INC.



                                        By:________________________________
                                           Name:
                                           Title:



                                        DUBY & CO.



                                        By:________________________________
                                           Name:
                                           Title:



                                        EBENCO



                                        By:________________________________
                                           Name:
                                           Title:

                                        ELITE INSURANCE COMPANY



                                        By:________________________________
                                           Name:
                                           Title:



                                        ___________________________________
                                        ROBERT W. EMERTON



                                        EQJ PARTNERSHIP



                                        By:________________________________
                                           Name:
                                           Title:



                                        THE EQUITABLE LIFE ASSURANCE
                                        SOCIETY OF THE UNITED STATES



                                        By:________________________________
                                           Name:
                                           Title:



                                        ___________________________________
                                        WILLIAM E. FLECK


                                        FORBANK & CO.



                                        By:________________________________
                                           Name:
                                           Title:

                                        GALAHAD & CO.



                                        By:________________________________
                                           Name:
                                           Title:



                                        GUAGE & CO.



                                        By:________________________________
                                           Name:
                                           Title:



                                        ___________________________________
                                        A. L. GAY, JR.



                                        GIBCO



                                        By:________________________________
                                           Name:
                                           Title:



                                        GIMLET & CO.



                                        By:________________________________
                                           Name:
                                           Title:



                                        HARE & CO.



                                        By:________________________________
                                           Name:
                                           Title:

                                        HARRIS & CO.



                                        By:________________________________
                                           Name:
                                           Title:



                                        ___________________________________
                                        EUGENE HARTLEB



                                        ___________________________________
                                        J.D. HASSELBACH



                                        ___________________________________
                                        JOSEPH F. HEGERICH



                                        ___________________________________
                                        ROBERT E. HERRELL



                                        ___________________________________
                                        DONALD E. HIPCHEN



                                        ___________________________________
                                        THOMAS L. HIRES, JR.



                                        ___________________________________
                                        RICHARD HOLLANDER


                                        ___________________________________
                                        MARIANNE MURPHY HOLMES



                                        ___________________________________
                                        WAYNE HORNSBY

                                        ___________________________________
                                        LEE HOULDITCH



                                        HOW & CO.



                                        By:________________________________
                                           Name:
                                           Title:



                                        HUDD & CO.



                                        By:________________________________
                                           Name:
                                           Title:



                                        ___________________________________
                                        KENNETH E. HYATT



                                        JEFCO



                                        By:________________________________
                                           Name:
                                           Title:



                                        ___________________________________
                                        JAMES A. SR. & ELEANOR D JURGENS,
                                        TRUSTEES



                                        KETCH & CO.



                                        By:________________________________
                                           Name:
                                           Title:

                                        ___________________________________
                                        JERRY KILLEBREW



                                        ___________________________________
                                        DONALD M. KURUCZ



                                        ___________________________________
                                        FLORENCE M. LEES



                                        LEWCO SECURITIES CORP.



                                        By:________________________________
                                           Name:
                                           Title:



                                        LUTHERAN BROTHERHOOD



                                        By:________________________________
                                           Name:
                                           Title:




                                        MAC & CO.



                                        By:________________________________
                                           Name:
                                           Title:




                                        ___________________________________
                                        JAMES E. MASTERSON

                                        ___________________________________
                                        KENNETH J. MATLOCK



                                        McCAW CELLULAR COMMUNICATIONS INC.



                                        By:________________________________
                                           Name:
                                           Title:



                                        McDONNELL DOUGLAS FINANCE
                                          CORPORATION



                                        By:________________________________
                                           Name:
                                           Title:



                                        ___________________________________
                                        L. P. McKAY



                                        ___________________________________
                                        PATRICIA H. McMAHON



                                        ___________________________________
                                        ROBERT W. MICHAEL


                                        ___________________________________
                                        E. J. MIZE, JR.



                                        ML-LEE ACQUISITION FUND L.P.



                                        By:________________________________
                                           Name:
                                           Title:  General Partner

                                        ___________________________________
                                        PHILIP MOSS & SUZANNE R. MOSS,
                                        Joint Tenants


                                        OKGBD & CO.



                                        By:________________________________
                                           Name:
                                           Title:



                                        OPPENHEIMER & CO. INC.



                                        By:________________________________
                                           Name:
                                           Title:



                                        ___________________________________
                                        TIMOTHY M. PARISO



                                        ___________________________________
                                        PETE PETRO



                                        ___________________________________
                                        CHARLES C. PIERCE



                                        ___________________________________
                                        JOHN T. PIPER, JR.


                                        PITT & CO.



                                        By:________________________________
                                           Name:
                                           Title:

                                        PRUCO LIFE INSURANCE COMPANY



                                        By:________________________________
                                           Name:
                                           Title:



                                        THE PRUDENTIAL INSURANCE COMPANY
                                          OF AMERICA



                                        By:________________________________
                                           Name:
                                           Title:



                                        REAM & CO.



                                        By:________________________________
                                           Name:
                                           Title:



                                        RIP & CO.



                                        By:________________________________
                                           Name:
                                           Title:



                                        ___________________________________
                                        MICHAEL ROBERTS



                                        ___________________________________
                                        DENNIS M. ROSS

                                        ROYORK



                                        By:________________________________
                                           Name:
                                           Title:



                                        ___________________________________
                                        ROBERT E. RUDOLPH



                                        ___________________________________
                                        LOUISE RUSSELL



                                        ___________________________________
                                        SAM J. SALARIO



                                        SCRIMSHAW & COMPANY



                                        By:________________________________
                                           Name:
                                           Title:



                                        SEIDCO



                                        By:________________________________
                                           Name:
                                           Title:



                                        ___________________________________
                                        RONALD W. SHAMLATY

                                        SHEARSON LEHMAN BROTHERS INC.



                                        By:________________________________
                                           Name:
                                           Title:



                                        ___________________________________
                                        JAMES M. SIMS



                                        ___________________________________
                                        GEORGE D. SISSION



                                        ___________________________________
                                        DAVID B. SOLOMON



                                        ___________________________________
                                        THOMAS SPIEGEL



                                        ___________________________________
                                        LAUREN CORDELL STALLINGS



                                        ___________________________________
                                        WILLIAM N. TEMPLE



                                        ___________________________________
                                        VIVIAN THORP



                                        ___________________________________
                                        DAVID L. TOWNSEND

                                        TRANSAMERICA LIFE INSURANCE &
                                          ANNUITY COMPANY



                                        By:________________________________
                                           Name:
                                           Title:


                                        T. E. KIPPEN TRUST



                                        By:________________________________
                                           Warren Trepp, Co-Trustee


                                           ________________________________
                                           Jeanette Trepp, Co-Trustee



                                        TRUSTEES OF GENERAL ELECTRIC MASTER
                                          RETIREMENT TRUST



                                        By:________________________________
                                           Name:
                                           Title:


                                        ___________________________________
                                        GERALD B. UNTERMAN



                                        ___________________________________
                                        DAVID VESTAL



                                        ___________________________________
                                        SIMA WAGNER



                                        ___________________________________
                                        JAMES W. WALTER

                                        WASHINGTON SQUARE LIFE INSURANCE
                                          CO.



                                        By:________________________________
                                           Name:
                                           Title:



                                        ___________________________________
                                        DORRANCE R. WEDELL



                                        THE WINSOR FAMILY TRUST



                                        By:________________________________
                                           Henry C. Winsor, Trustee


                                           ________________________________
                                           Nina C. Winsor, Trustee



                                        ___________________________________
                                        WILLIAM H. WELDON



                                        LOIS P. WERTHEIMER INTER-VIVOS
                                        TRUST



                                        By:________________________________
                                           Name:
                                           Title:


                                        DEAN WITTER REYNOLDS, INC.



                                        By:________________________________
                                           Name:
                                           Title:

                                                             Schedule 1
                                                             ----------
     *Ineligible Stockholder


                                                     Number
                                                   of Shares            % of
                                                   in Escrow          Escrowed
                    Stockholders                 as of 9/13/95          Stock                         Address
                    ------------                 -------------       ----------                       -------
       JWC Associates, L.P.                        3,446,979            88.83646     9 W.57th Street
                                                                                     New York, NY  10019

       JWC Associates II, L.P.                        22,841              .58866     9 W.57th Street
                                                                                     New York, NY  10019

       KKR Partners II, L.P.                          83,560             2.15353     9 W.57th Street
                                                                                     New York, NY  10019

       Gilberto Aleman                                 2,493              .06425     P.O. Box 31602
                                                                                     Tampa, FL  33631

       Leo Almerico                                      997              .02569     204 Treasure Drive
                                                                                     Tampa, FL  33609

       American Home Assurance              *            320              .00825     1 World Financial CTR 19th FL
                                                                                     New York, NY  10281

       Atwell & Co.                                    4,487              .11564     P.O. Box 456 Wall St. Station
                                                                                     New York, NY  10005

       Auer & Co.                           *          2,382              .06139     16 Wall Street
                                                                                     New York, NY  10015

       Awl & Company                        *          1,367              .03523     P.O. Box 1713
                                                                                     Boston, MA  02105

       W. Kendal Baker                                 2,493              .06425     P.O. Box 31601
                                                                                     Tampa, FL  33631

       Bear Stearns Securities Corp.                  14,961              .38558     Debt C Cashiers Department
                                                                                     One Metrotech Center North
                                                                                     Brooklyn, NY  11200-3862

       Rochelle Brooks                                   534              .01376     34 Exchange Pl. 4th Fl, Pz 2
                                                                                     Jersey City, NJ  07311-3988

       Sam P. Bullara                                    748              .01928     4203 Cartnal Avenue
                                                                                     Tampa, FL  33624

       Caen & Co.                           *            427              .01100     89 S. St. Attn:  Shareholder Re
                                                                                     Boston, MA  02111

                                                                          2

                                                     Number
                                                   of Shares            % of
                                                   in Escrow          Escrowed
                    Stockholders                 as of 9/13/95          Stock                         Address
                    ------------                 -------------       ----------                       -------

       William Carr                                    4,363              .11244     1212 Lake Forest Circle
                                                                                     Birmingham, AL  35244


       Earl E. Case                                      249              .00642     6077 Ransom Road
                                                                                     Birmingham, AL  35210

       Arthur G. Cohen                      *            213              .00549     445 5th Ave., 5th Floor
                                                                                     New York, NY  10016-0109

       Comdisco Inc.                        *            213              .00549     6400 Sawyer Court
                                                                                     Rosemont, IL  60018

       Coleman W. Cordell                              3,740              .09639     151 W. Fawsett Road
                                                                                     Winter Park, FL  32789

       Joe B. Cordell, Jr.                             3,740              .09639     2607 S. Hawthorne Circle
                                                                                     Tampa, FL  33629

       Crab & Co.                                        641              .01652     P.O. Box 1099
                                                                                     New York, NY  10268-1099

       DBL Americas Development                        1,068              .02752     DBL Americas Development Assoc.
       Assoc. LP                                                                     200 Park Ave, Suite 2200
                                                                                     New York, NY  10166

       James Dahl                                        213              .00549     1200 Riverplace Blvd., Suite 902
                                                                                     Jacksonville, FL  32207

       Thomas F. Darden                                2,493              .06425     2351 Hales Road
                                                                                     Raleigh, NC  27608

       Deerway & Co.                                     320              .00825     P.O. Box 5756
                                                                                     Boston, MA  02206

       Joseph T. Donahue                               1,870              .04819     3644 Birchwood Lane
                                                                                     Birmingham, AL  35243

       Drexel Burnham Lambert                          1,068              .02752     450 Lexington Avenue, Suite 400
       Group Inc.                           *                                        New York, NY  10017

       Duby & Co.                                        854              .02201     One Tower Square
                                                                                     Hartford, CT  06813

       Ebenco                                          3,419              .08812     299 No. Euclid Avenue
                                                                                     Pasadena, CA  91101

                                                                          3

                                                     Number
                                                   of Shares            % of
                                                   in Escrow          Escrowed
                    Stockholders                 as of 9/13/95          Stock                         Address
                    ------------                 -------------       ----------                       -------
       Elite Insurance Company              *            427              .01100     500840 Howe Street
                                                                                     Vancouver BC V622M7
                                                                                     Canada

       Robert W. Emerton                               1,496              .03856     100 N. Tampa St., Suite 2650
                                                                                     Tampa, FL  33602

       EQJ Partnership                      *            747              .01925     1285 6th Avenue, 19th Floor
                                                                                     New York, NY  10009

       The Equitable Life Assurance                      747              .01925     C/O Equitable Capital Management
       Society of the United States         *                                        1285 6th Avenue, 19th Floor
                                                                                     New York, NY  10009

       William E. Fleck                                2,493              .06425     732 Barclay Lane
                                                                                     Birmingham, AL  35206
       Forbank & Co.                        *            854              .02201     16 Wall Street
                                                                                     New York, NY  10015

       Galahad & Co.                                     213              .00549     One Tower Square
                                                                                     Hartford, CT  06183

       Guage & Co.                                     3,205              .08260     P.O. Box 5756
                                                                                     Boston, MA  02206

       A. L. Gay, Jr.                                  4,363              .11244     4488 Park Place Terrace
                                                                                     Marietta, GA  30066

       Gibco                                *            427              .01100     40 Wall Street
                                                                                     New York, NY  10015

       Gimlet & Co.                                    4,274              .11015     P.O. Box 5756
                                                                                     Boston, MA  02206

       Hare & Co.                                      4,274              .11015     One Wall St. Attn:  Reorg Dept.
                                                                                     New York, NY  10286

       Harris & Co.                         *            160              .00412     P.O. Box 4044
                                                                                     Boston, MA  02106

       Eugene Hartleb                                  1,246              .03211     185 Saddle Creek Drive
                                                                                     Roswell, GA  30076-1060

                                                     Number
                                                   of Shares            % of
                                                   in Escrow          Escrowed
                    Stockholders                 as of 9/13/95          Stock                         Address
                    ------------                 -------------       ----------                       -------
       J. D. Hasselbach                                  623              .01606     14303 Kellingrew Place
                                                                                     Tampa, FL  33624

       Joseph F. Hegerich                              2,493              .06425     4313 W. Swann Avenue
                                                                                     Tampa, FL  33609

       Robert E. Herrell                               1,870              .04819     4018 Arroyo Lane
                                                                                     Tampa, FL  33624

       Donald E. Hipchen                    *            498              .01283     7926 Kimberly Court
                                                                                     Seminole, FL  34647

       Thomas L. Hires, Jr.                              997              .02569     595 Dream Island Road
                                                                                     Long Boat Key, FL  34228

       Richard Hollander                    *            213              .00549     1381 Moraga Drive
                                                                                     Los Angeles, CA  90049-1647

       Marianne Murphy Holmes                            198              .00510     P.O. Box 479
                                                                                     Sanibel, FL  33957

       Wayne Hornsby                                   1,246              .03211     5701 Mariner Street
                                                                                     Tampa, FL  33609

       Lee Houlditch                                     311              .00802     P.O. Box 1438
                                                                                     Pinson, AL  35126

       How & Co.                                       1,282              .03304     50 S. LaSalle St. Trust Dept.
                                                                                     Chicago, IL  60690

       Hudd & Co.                                      4,274              .11015     One Wall St. Attn:  Reorg Dept.
                                                                                     New York, NY  10286

       Kenneth E. Hyatt                                6,234              .16066     3110 Watrous Avenue
                                                                                     Tampa, FL  33629

       Jefco                                           4,060              .10464     705 Plaza 3
                                                                                     Jersey City, NJ  07303

       James A. Sr. & Eleanor                            623              .01606     #G101
       D. Jurgens, Trustees                                                          2682 Sabal Springs Circle
                                                                                     Clearwater, FL  34621

       Ketch & Co.                                       213              .00549     One Wall St. Attn:  Reorg Dept.
                                                                                     New York, NY  10286

                                                     Number
                                                   of Shares            % of
                                                   in Escrow          Escrowed
                    Stockholders                 as of 9/13/95          Stock                         Address
                    ------------                 -------------       ----------                       -------
       Jerry Killebrew                                   997              .02569     14648 Village Glen Circle
                                                                                     Tampa, FL  33624

       Donald M. Kurucz                                1,496              .03856     11625 Carrollwood Drive
                                                                                     Tampa, FL  33618

       Florence M. Lees                                  748              .01928     2403 Ardson Place Apt. 702
                                                                                     Tampa, FL  33629

       Lewco Securities Corp.                            498              .01283     P.O. Box 999 Bowling Green Station
                                                                                     New York, NY  10274

       Lutheran Brotherhood                 *          1,068              .02752     625 4th Avenue South
                                                                                     Minneapolis, MN  55415

       MAC & Co.                                      67,574             1.74154     P.O. Box 360796M
                                                                                     Pittsburgh, PA  15251

       James E. Masterson                                 52              .00134     221 Palisade Road
                                                                                     Elizabeth, NJ  07208

       Kenneth J. Matlock                              3,117              .08033     1401 87th Avenue North
                                                                                     St. Petersburg, FL  33702

       McCaw Cellular Communications Inc.              1,068              .02752     5400 Carillon Point
                                                                                     Kirkland, WA  98136

       McDonnell Douglas Finance                         213              .00549     240 Golden Shore
       Corporation                          *                                        Long Beach, CA  90802

       L.P. McKay                                        498              .01283     1055 Belcher Ferry Road
                                                                                     Bessemer, AL 35023

       Patricia H. McMahon                               105              .00271     21 S. End Avenue #521
                                                                                     New York, NY  10280

       Robert W. Michael                               4,363              .11244     141 Lakeshore Drive
                                                                                     Palm Harbor, FL  34684

       E. J. Mize, Jr.                                   748              .01928     2664 Altadena Road
                                                                                     Birmingham, AL  35243

                                                                          6

                                                     Number
                                                   of Shares            % of
                                                   in Escrow          Escrowed
                    Stockholders                 as of 9/13/95          Stock                         Address
                    ------------                 -------------       ----------                       -------
       ML-Lee Acquisition Fund L.P.                    2,564              .06608     Merrill Lynch Capital Markets
                                                                                     ML World Headquarters N Tower
                                                                                     New York, NY  10281

       Philip Moss and Suzanne R.                         21              .00054     9560 Wilshire Blvd.
       Moss Joint Tenants                   *                                        Beverly Hills, CA  90212

       OKGBD & Co.                          *            320              .00825     P.O. Box 704 Church Street Station
                                                                                     New York, NY  10015

       Oppenheimer & Co. Inc.               *         21,878              .56385     200 Liberty Street, 6th Floor
                                                                                     New York, NY  10281

       Timothy M. Pariso                               1,246              .03211     P.O. Box 340457
                                                                                     Tampa, FL  33694

       Pete Petro                                      1,246              .03211     1201 Lincoya Drive
                                                                                     Birmingham, AL  35216

       Charles C. Pierce                                 748              .01928     2417 Kenvil Circle
                                                                                     Birmingham, AL  35243

       John T. Piper, Jr.                              1,246              .03211     5765 Littleton Road
                                                                                     Dora, AL  35062

       Pitt & Co.                                      1,175              .03028     P.O. Box 2444 Church Street Station
                                                                                     New York, NY  10008

       Pruco Life Insurance Company                      427              .01100     1111 Durham Avenue 3rd Floor West
                                                                                     Stop 309
                                                                                     South Plainfield, NJ  07080

       The Prudential Insurance                        8,654              .22303     1111 Durham Avenue Stop 309
       Company of America                                                            3rd Floor West
                                                                                     South Plainfield, NJ  07080

       Ream & Co.                                        213              .00549     P.O. Box 5756
                                                                                     Boston, MA  02206

       Rip & Co.                                      30,773              .79309     299 N. Euclid Avenue
                                                                                     Pasadena, CA  91101

       Michael Roberts                                 1,246              .03211     P.O. Box 31601
                                                                                     Tampa, FL  33631

                                                     Number
                                                   of Shares            % of
                                                   in Escrow          Escrowed
                    Stockholders                 as of 9/13/95          Stock                         Address
                    ------------                 -------------       ----------                       -------
       Dennis M. Ross                                  1,870              .04819     604 Seabreeze Court
                                                                                     Tampa, FL  33602

       Royork                               *          1,068              .02752     300 Cadman Plaza West, 14th Floor
                                                                                     Brooklyn, NY  11201

       Robert E. Rudolph                                 249              .00642     8150 Oak Forest Blvd West
                                                                                     Seminole, FL  34646

       Louise Russell                                    623              .01606     2552 Lake Ellen Circle
                                                                                     Tampa, FL  33618

       Sam J. Salario                                  3,117              .08033     3639 Berger Road
                                                                                     Lutz, FL  33549

       Scrimshaw & Company                  *            128              .00330     P.O. Box 1713
                                                                                     Boston, MA  02105

       Seidco                                            256              .00660     P.O. Box 54986 Terminal Annex
                                                                                     Los Angeles, CA  90054

       Ronald W. Shamlaty                                748              .01928     14024 Mandarin Oaks Lane
                                                                                     Jacksonville, FL  32223

       Shearson Lehman Brothers Inc.        *          3,786              .09757     338 Greenwich Street
                                                                                     New York, NY  10013-2391

       James M. Sims                                   1,246              .03211     1339 Lake Forest Circle
                                                                                     Birmingham, AL  35244

       George D. Sission                                 623              .01606     11225 Pine Valley Clark Rd
                                                                                     Charlotte, NC 28277-0382

       David B. Solomon                                3,073              .07920     350 Sharon Park Drive #H110
                                                                                     Menlo Park, CA  94025

       Thomas Spiegel                       *            213              .00549     8840 Wilshire Blvd, 3rd Floor
                                                                                     Beverly Hills, CA  90211

       Shearson Lehman                                   427              .01100     338 Greenwich Street
       Hutton, Inc.                                                                  New York, NY  10013-2391

       Lauren Cordell Stallings                        3,740              .09639     2915 Villa Rosa Park
                                                                                     Tampa, FL  33611

                                                     Number
                                                   of Shares            % of
                                                   in Escrow          Escrowed
                    Stockholders                 as of 9/13/95          Stock                         Address
                    ------------                 -------------       ----------                       -------
       William N. Temple                               1,246              .03211     133 Queensbury Crescent
                                                                                     Birmingham, AL  35223

       Vivian Thorp                                      534              .01376     21 Ridgeline Drive
                                                                                     Newport Beach, CA  92660

       David L. Townsend                                 997              .02569     164 Biscayne Avenue
                                                                                     Tampa, FL  33606

       Transamerica Life Insurance                       747              .01925     C/O Sharon K. Kilmer
       & Annuity Company                    *                                        1150 South Olive Street, Suite 2700
                                                                                     Los Angeles, CA  90015

       Warren Trepp and Jeanette                         213              .00549     123 Georgina Avenue
       Trepp, Co-Trustees of                                                         Santa Monica, CA  90402-1659
       T.E. Kippen Trust                    *

       Trustees of General Electric                    4,274              .11015     292 Long Eidge Road
       Master Retirement Trust                                                       P.O. Box 1900
                                                                                     Stamford, CT  06904

       Gerald B. Unterman                              1,762              .04541     152 Yukon Drive
                                                                                     Woodbury, NY  11797

       David Vestal                                    1,246              .03211     403 Fairlane Avenue
                                                                                     Sweetwater, IN 37874

       Sima Wagner                          *             32              .00082     19101 Mystic Pointe Dr #2901
                                                                                     Aventura, FL  33180

       James W. Walter                                23,689              .61052     2611 Bayshore Blvd #1
                                                                                     Tampa, FL  33629

       Washington Square Life                            213              .00549     1600 Market Street
       Insurance Co.                        *                                        Philadelphia, PA  19103

       Dorrance R. Wedell                                997              .02569     3316 Winchester Road
                                                                                     Birmingham, AL  35226

       Henry C. and Nina C. Winsor, Trustees           3,117              .08033     879 Morton Street
       of Winsor Family                                                              Ashland, OR  97520
       Trust

       William H. Weldon                               2,493              .06425     4216 Fairway Circle
                                                                                     Tampa, FL  33624

                                                     Number
                                                   of Shares            % of
                                                   in Escrow          Escrowed
                    Stockholders                 as of 9/13/95          Stock                         Address
                    ------------                 -------------       ----------                       -------
       Lois P. Wertheimer                                105              .00271     100 Park Avenue, 21st Floor
       Inter-Vivos Trust                                                             New York, NY  10017
       Dean Witter Reynolds Inc.            *          3,835              .09884     5 World Trade Center
                                                                                     New York, NY  10048

       Fractional Shares                                  57              .00155

       Full Shares                                 3,880,083            99.99845
                                                   ---------            --------

       Total                                       3,880,140           100.00000%

                                                                         Annex 1
                                                                         -------


                                  CONFIRMATION
                                  ------------



September 13, 1995





          Pursuant to the Amended Joint Plan of Reorganization dated as of December 9, 1994, as amended March 1, 1995, Walter Industries, Inc. (the "Company") has issued and delivered into escrow at Harris Trust and Savings Bank, as Escrow Agent, a certificate representing 3,880,140 shares of common stock (the "Escrowed Stock") of the Company. You will be entitled to receive up to ____ shares of Escrowed Stock if certain federal income tax contingencies are resolved satisfactorily. To the extent such tax matters are not resolved satisfactorily, some or all of the shares of Escrowed Stock held by the Escrow Agent for your account will be returned to the Company and canceled, in which event you will receive fewer or, in the worst case, no additional shares of common stock.

          During the period of time the shares of Escrowed Stock are held by the Escrow Agent, you will have the power to exercise voting rights with respect to all such shares. Any and all dividends and other distributions made thereon will be distributed to you, provided that any dividend or distribution relating to Escrowed Stock that is subsequently canceled and returned to the Company must be returned to the Company.

          You are hereby requested to notify the Company promptly upon any change of address.

          You will be notified if you will not be receiving any additional shares of common stock.






                        SHAREHOLDERS RELATIONS DEPARTMENT
                             WALTER INDUSTRIES, INC.

                                                                         Annex 2
                                                                         -------


                              DELIVERY CERTIFICATE
                              --------------------



          Reference is hereby made to the Escrow Agreement (the "Escrow Agreement") dated as of the 12th day of September, 1995, among Walter Industries, Inc. (the "Company"), certain Stockholders (as defined therein) of common stock, par value $.01 per share (the "Common Stock"), of the Company and Harris Trust and Savings Bank, as Escrow Agent (the "Escrow Agent"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Plan of Reorganization (as defined in the Escrow Agreement) or, if not therein defined, in the Escrow Agreement. Pursuant to Section 2.3 of the Escrow Agreement, the Company hereby certifies that:

          1. The following Satisfaction stated in Section 2.1 of the Escrow Agreement has been met:

          [Description of Satisfaction met]

          2. The date of the Satisfaction was _______, which date is not more than 30 days prior to the date of delivery of this Delivery Certificate to the Escrow Agent.

          [3. As a result of this Satisfaction, [the aggregate amount of all Federal Income Tax Claims has been finally determined to be $______, resulting in a Federal Income Tax Claims Differential of $_______ ($27 million less the
                                                                      ----
amount of such Federal Income Tax Claims)] [a Veil Piercing Settlement Tax Savings Amount of $_______ has been finally determined] (the "Release Amount").

          4. Accordingly, the Stockholders (except as provided in the next sentence) shall be entitled to the release and delivery of the shares of Escrowed Stock set forth on Schedule 1 hereto (the "Released Stock"). The remaining number of shares of Escrowed Stock on the date hereof also are set forth on Schedule 1 hereto. Notwithstanding the foregoing, the shares of such Released Stock set forth on Schedule 2 hereto (the "Ineligible Released Stock"), which would otherwise have been delivered to Ineligible Stockholders, shall instead be released and delivered to the Company and portions thereof held by the Company for the benefit of each such Ineligible Stockholder until the earlier of such Stockholder's Eligibility Date or the Cutoff Date. All of the other shares of Released Stock shall be delivered to each of the Eligible Stockholders as set forth in Schedule 1 hereto.

          5. As of the date hereof, the Tax Oversight Committee has determined that the Maximum (i.e. the aggregate amount of any remaining maximum potential
                  ----
Federal Income Tax Claims Differential and any Veil Piercing Settlement Tax Savings Amounts which remain to be finally determined, as more fully defined in the Plan of Reorganization) is $_________.

          [6. Accordingly, the Company shall be entitled to the release and cancellation of _________ shares of Escrowed Stock (the "Cancelled Stock") and to the return of all Returned Distributions with respect thereto. Schedule 3 hereto sets forth the amount and form of such Returned Distributions with respect to each Eligible Stockholder.]

          [7. On a date no later than the 30th day following receipt by the Escrow Agent of this Delivery Certificate, the Escrow Agent shall deliver or cause to be delivered to the Company's office in Tampa, Florida certificates representing the [Cancelled Stock] [and] [Ineligible Released Stock] against receipt by the Escrow Agent of a writing satisfactory to the Escrow Agent evidencing such delivery.]


                                   WALTER INDUSTRIES, INC.


                                   By: ___________________
                                       Name:
                                       Title:

Dated:

                                                                         Annex 3
                                                                         -------


                             ELIGIBILITY CERTIFICATE
                             -----------------------



          Reference is hereby made to the Escrow Agreement (the "Escrow Agreement") dated as of the 12th day of September, 1995, among Walter Industries, Inc. (the "Company"), certain Stockholders (as defined therein) of common stock, par value $.01 per share (the "Common Stock"), of the Company and Harris Trust and Savings Bank, as Escrow Agent (the "Escrow Agent"). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Escrow Agreement.

          Pursuant to Section 2.4(b) of the Escrow Agreement, the Company hereby certifies that the Stockholder(s) named on the attached list (has) (have) delivered the Required Documents to the Company in accordance with Section 4.4(b) of the Plan of Reorganization, and accordingly shall henceforth be designated (an) "Eligible Stockholder(s)" under the Escrow Agreement.



                                   WALTER INDUSTRIES, INC.


                                   By: ___________________
                                       Name:
                                       Title:

Dated: